UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As indicated below, on December 6, 2023, the stockholders of Presto Automation Inc. (the “Company”) approved approve an amendment and restatement (the “Restatement”) of the Presto Automation Inc. 2022 Incentive Award Plan (the “2022 Plan”). The Company’s board of directors (the “Board”) previously approved the Restatement of the 2022 Plan, subject to stockholder approval. The Restatement (a) increased the shares of common stock of the Company reserved for issuance under the 2022 Plan by an additional 2,000,000 shares, and (b) modified the current evergreen provision such that the number of shares reserved and available for issuance under the 2022 Plan will be cumulatively increased as of July 1, 2024 and every July 1 thereafter (as opposed to January 1 as currently provided in order to align the evergreen with the Company’s fiscal year), ending on and including July 1, 2033, by the lesser of (i) five percent (5%) (as opposed to one percent (1%) as previously provided) of the number of shares issued and outstanding on the immediately preceding June 30 or (ii) such smaller number of shares as determined by the Board or the Compensation Committee of the Board.

The foregoing summary of the Restatement of the 2022 Plan is qualified in its entirety by reference to the 2022 Plan, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. A more complete description of the terms of the Restatement of the 2022 Plan can be found in “Proposal No. 3: Approval of Amendment and Restatement of the 2022 Plan to Increase the Number of Shares Available and to Amend the Evergreen Provision” on pages 23 to 30 of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on October 27, 2023 (the “2023 Proxy Statement”), which description is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 6, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the voting results of the three proposals considered and voted upon at the Annual Meeting, all of which were described in the 2023 Proxy Statement.

Proposal No. 1 – To elect three Class I director nominees to hold office until the 2026 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Krishna K. Gupta	34,056,108	776,349	2,776,064
Keith Kravcik	34,235,797	596.660	2,776,064
Edward Scheetz	33,035,104	1,797,353	2,776,064

Proposal No. 2 – To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

For	Against	Abstain	Broker Non-Votes
37,550,004	53,945	4,572	—

Proposal No. 3 – To approve the Restatement of the 2022 Plan to provide for an increase in the number of shares currently available under the 2022 Plan and to amend the evergreen provision.

For	Against	Abstain	Broker Non-Votes
31,732,760	3,090,112	9,585	2,776,064

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Presto Automation Inc. 2022 Incentive Award Plan.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: December 12, 2023